UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2023

REX AMERICAN RESOURCES
CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-09097

Delaware	31-1095548

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7720 Paragon Rd.

Dayton, Ohio 45459

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 276-3931

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	REX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Cheryl L. Bustos as a Director

Effective as of February 10, 2023 (the “Effective Date”). the Board of Directors (“Board”) of REX American Resources Corporation (the “Company”) expanded the size of the Board from eight directors to nine directors and elected Cheryl L. Bustos as a director. Ms. Bustos was elected to a term expiring at the 2023 Annual Meeting of Shareholders or until her successor is duly elected and qualified. The Board has determined that Ms. Bustos is independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual. There are no transactions involving Ms. Bustos that would be required to be reported under Item 404(a) of Regulation S-K.

The Board has named Ms. Bustos to the Board’s Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.

As of the Effective Date, Ms. Bustos will participate in the Company’s standard non-employee director compensation arrangements. Under those arrangements, Ms. Bustos will receive an annual retainer of $70,000 per year (plus reasonable travel expenses) and an additional $5,000 per year retainer for serving on one or more committees of the Board. Commencing at the 2023 Annual Meeting of the Compensation Committee, Ms. Bustos also will be eligible to receive an annual $50,000 grant of restricted stock under the Company’s 2015 Incentive Plan based on the closing price of the Company’s common stock on the date of grant, vesting in one-third installments on the first three anniversaries of the grant date. Ms. Bustos will receive a pro rated portion of the annual retainer for the portion of the year she serves as a director prior to the 2023 Annual Meeting of Shareholders.

On February 13, 2023, the Company issued a press release that announced the election of Ms. Bustos as a director, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Company dated February 13, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: February 13, 2023	By:	/s/ Douglas L. Bruggeman
Name: Douglas L. Bruggeman
Title: Vice President-Finance, Chief Financial Officer and Treasurer